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                                                                               .

                                                                     EXHIBIT 4.1



NUMBER                                            LHC GROUP, INC.                                            SHARES

LHC                              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                 CUSIP




This certifies that








is the record holder of


                           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.01 OF

     LHC GROUP, INC transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile Corporate Seal of this Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                  SIGNATURE TO COME                 [LHC GROUP, INC DELAWARE CORPORATE SEAL]                      SIGNATURE TO COME


                       Chief Financial Officer                                                                            President



                                                                                Countersigned and Registered:

                                                                                      SUNTRUST BANK

                                                                                By
                                                                                                Transfer Agent and Registrar,
                                                                                                         Authorized Signature


           ---------------------------------------------------------------------------------------------------------
                   AMERICAN BANK NOTE COMPANY                       PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
                      711 ARMSTRONG LANE                                       PROOF OF JANUARY 10, 2005
                    COLUMBIA, TENNESSEE 38401                                      LHC GROUP, INC.
                        (931) 388-3003                                              TSB 18344 FC
           ---------------------------------------------------------------------------------------------------------
               SALES: J. DICKINSON  708-385-9112                           Operator:               Ron
           ---------------------------------------------------------------------------------------------------------
           / ETHER 19 / LIVE JOBS / L / LHC GROUP 18344 FC                                 New
           ---------------------------------------------------------------------------------------------------------


PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ___ OK AS IS ___ OK WITH CHANGES ___ MAKE CHANGES AND SEND ANOTHER PROOF

COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-3 DARK GREEN.

COLOR: THIS PROOF WAS PRINTED FROM A DIGITAL FILE OR ARTWORK ON A GRAPHICS QUALITY, COLOR LASER PRINTER. IT IS A GOOD REPRESENTATION
OF THE COLOR AS IT WILL APPEAR ON THE FINAL PRODUCT. HOWEVER, IT IS NOT AN EXACT COLOR RENDITION, AND THE FINAL PRINTED PRODUCT
MAY APPEAR SLIGHTLY DIFFERENT FROM THE PROOF DUE TO THE DIFFERENCE BETWEEN THE DYES AND PRINTING INK.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common                              UNIF GIFT MIN ACT - _________ Custodian _________
TEN ENT -  as tenants by the entireties                                            (Cust)             (Minor)
JT TEN  -  as joint tenants with right of                                        under Uniform Gifts to Minors
           survivorship and not as tenants                                       Act _________________________
           in common                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


    For Value Received, _______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                                          Shares
--------------------------------------------------------------------------
of stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------





                ----------------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.



           ---------------------------------------------------------------------------------------------------------
                   AMERICAN BANK NOTE COMPANY                       PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
                      711 ARMSTRONG LANE                                       PROOF OF JANUARY 10, 2005
                    COLUMBIA, TENNESSEE 38401                                      LHC GROUP, INC.
                        (931) 388-3003                                              TSB 18344 BK
           ---------------------------------------------------------------------------------------------------------
               SALES: J. DICKINSON  708-385-9112                           Operator:               Ron
           ---------------------------------------------------------------------------------------------------------
           / ETHER 19 / LIVE JOBS / L / LHC GROUP 18344 BK                                 New
           ---------------------------------------------------------------------------------------------------------



PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ___ OK AS IS ___ OK WITH CHANGES ___ MAKE CHANGES AND SEND ANOTHER PROOF
